UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) April 10, 2009
Cliffs Natural Resources Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-8944	34-1464672

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square, Suite 3300, Cleveland, Ohio	44114-2544

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code 216-694-5700

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On April 10, 2009, Pinnacle Mining Company, LLC (“Pinnacle”), a subsidiary of Cliffs Natural Resources Inc. (the “Company”), provided the United Mine Workers of America International with a WARN notice relating to the idling of Pinnacle’s Pinnacle and Green Ridge No. 1 mines as well as the Pinnacle preparation plant. The notice is attached hereto as Exhibit 99(a) and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Number	Exhibit

99(a)	Notice dated April 10, 2009 to UMWA International.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIFFS NATURAL RESOURCES INC.
	By:	/s/ George W. Hawk, Jr.
		Name:	George W. Hawk, Jr.
		Title:	General Counsel and Secretary
Date: April 13, 2009

EXHIBIT INDEX

Number	Exhibit

99(a)	Notice dated April 10, 2009 to UMWA International.

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